UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 21, 2015

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2015, the Company’s Board of Directors approved and recommended for stockholder approval an amendment to its Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of common stock from 95,000,000 to 200,000,000. On August 21, 2015, the Company’s stockholders approved the Charter Amendment. The final voting results at the Company’s annual meeting of stockholders with respect to the Charter Amendment were 44,035,706 shares voted for, 16,479,889 shares voted against and 454,851 shares abstained. The Charter Amendment was filed with the Delaware Secretary of State and became effective on August 21, 2015. A copy of the Charter Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 21, 2015, at the Company’s annual meeting of stockholders, the Company’s stockholders approved (i) electing the five directors named by the Company (Philip Urso, Jeffrey M. Thompson, Howard L. Haronian, M.D., Paul Koehler, and William J. Bush) to hold office until the next annual meeting of stockholders, (ii) the Charter Amendment described in Item 5.03 above, (iii) the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (the “Auditor Ratification”), and (v) the approval of a non-binding advisory vote on the compensation of the Company’s executive officers (“Advisory Vote on Executive Compensation”).

As of the record date for the meeting of June 25, 2015, 66,759,470 shares of common stock, constituting all of the outstanding capital stock of the Company, were issued and outstanding, of which a total of 60,970,446 shares were voted at the annual meeting. The vote for each proposal was as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
1. Election of five directors:
Philip Urso	34,035,239	1,125,544	183,076	25,626,587
Jeffrey M. Thompson	34,586,431	163,371	594,057	25,626,587
Howard L. Haronian, M.D.	33,748,025	1,387,258	208,576	25,626,587
Paul Koehler	35,015,643	130,940	197,276	25,626,587
William J. Bush	35,042,662	104,676	196,521	25,626,587
2. Charter Amendment	44,035,706	16,479,889	454,851	N/A
3. Auditor Ratification	59,329,850	1,082,538	558,058	N/A
4. Advisory Vote on Executive Compensation	33,901,534	1,270,897	171,428	25,626,587

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit 3.1 Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: August 25, 2015	By:	/s/ Joseph P. Hernon
Joseph P. Hernon
Chief Financial Officer